EXHIBIT 10.9 - 1997 STOCK OPTION PLAN

                                      EXHIBIT A

                                      SECTION 1.

                                     DEFINITIONS

As used herein, the following terms shall have the meanings indicated below:

(a) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. As long as the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "Non-Employee Director." For purposes of this Section 1(a), "Non-Employee Director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

(b)   The "Company" shall mean Empi, Inc., a Minnesota corporation.

(c) "Fair Market Value" as of any day shall mean (i) if such stock is reported by the NASDAQ National Market or NASDAQ SmallCap Market or is listed upon an established stock exchange or exchanges, the reported closing price of such stock by the NASDAQ National Market or NASDAQ SmallCap Market or on such stock exchange or exchanges on such date or, if no sale of such stock shall have occurred on such date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so reported by the NASDAQ National Market or NASDAQ SmallCap Market or listed upon an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the National Quotation Bureau, Inc. (or any comparable reporting service) on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company's Common Stock.

(d) "Incumbent Director" means a Non-Employee Director who is serving as a member of the Board of Directors of the Company as of the effective date of the Plan.

(e) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

(f) "New Director" means a Non-Employee Director who becomes a member of the Board of Directors of the Company on or after the effective date of the Plan.

(g) "Non-Employee Director" shall mean members of the Board who are not employees of the Company or any Subsidiary.

(h) "Option Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 13) reserved for options pursuant to this Plan.

(i) The "Optionee" means an employee of the Company or any Subsidiary to whom an incentive stock option has been granted pursuant to Section 9; a consultant or advisor to or director (including a Non-Employee Director), employee or officer of the Company or any Subsidiary to whom a nonqualified stock option has been granted pursuant to Section 10; and a Non-Employee Director to whom a nonqualified stock option has been granted pursuant to Section 11.

(j) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

(k) The "Plan" means the Empi, Inc. 1997 Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Board from time to time.

(l) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

                                      SECTION 2.

                                       PURPOSE

      The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

      It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan, and through the granting of "nonqualified stock options" pursuant to Section 10 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors. Any incentive stock options granted after adoption of the Plan by the Board of Directors shall be treated as nonqualified stock options if shareholder approval is not obtained within such twelve-month period.

                                      SECTION 3.

                                EFFECTIVE DATE OF PLAN

      The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in
Section 2.

                                      SECTION 4.

                                    ADMINISTRATION

      The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time (collectively referred to as the "Administrator"). The Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described in the Plan) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option.
The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

      No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

                                      SECTION 5.

                                     PARTICIPANTS

      The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees, officers, directors (including Non-Employee Directors), consultants, and advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted pursuant to Section 9 of the Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction; and provided, further, that Non-Employee Directors shall be granted nonqualified stock options pursuant to Section 11 of the Plan without any further action by the Administrator. The Administrator shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Subsidiary to whom incentive stock options shall be granted under this Plan. The Administrator may grant additional incentive stock options or nonqualified stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Administrator shall also determine the number of shares to be optioned to each such participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.

                                      SECTION 6.

                                        STOCK

      The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock. Five Hundred Thousand (500,000) shares of Option Stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 13 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.

                                      SECTION 7.

                                   DURATION OF PLAN

      Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in
Section 3. Nonqualified stock options may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board. Any incentive stock option granted during such ten-year period and any nonqualified stock option granted prior to the termination of the Plan by the Board shall remain in full force and effect until the expiration of the option as specified in the written stock option agreement and shall remain subject to the terms and conditions of this Plan.

                                      SECTION 8.

                                       PAYMENT

      Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, personal check, certified check, Common Stock of the Company valued at such Stock's then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Optionee and may exercise such discretion any time prior to the termination of the option granted to the Optionee or upon any exercise of the option by the Optionee.

      With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

                                      SECTION 9.

                   TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

      Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

      (a) NUMBER OF SHARES AND OPTION PRICE. The Option Agreement shall state the total number of shares covered by the incentive stock option. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock per share on the date of the grant of the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

      (b) TERM AND EXERCISABILITY OF INCENTIVE STOCK OPTION. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. To the extent required to qualify the Option as an incentive stock option under
      Section 422 of the Internal Revenue Code, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the incentive stock option granted to such Optionee shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

      The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

      (c) OTHER PROVISIONS.  The Option Agreement authorized under this
      Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "incentive stock option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

                                     SECTION 10.

                  TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

      Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

      (a) NUMBER OF SHARES AND OPTION PRICE. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that the option price may not be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock per share on the date of grant.

      (b) TERM AND EXERCISABILITY OF NONQUALIFIED STOCK OPTION. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement. The Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

      (c) WITHHOLDING. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Optionee all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Optionee's exercise of a nonqualified stock option. In the event the Optionee is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Optionee as a result of the option's exercise equal to the amount required to be withheld for tax purposes. Any stock elected to be withheld shall be valued at its Fair Market Value, as of the date the amount of tax to be withheld is determined under applicable tax law. The Optionee's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

      (d) OTHER PROVISIONS.  The Option Agreement authorized under this
      Section 10 shall contain such other provisions as the Administrator shall deem advisable.

                                     SECTION 11.

                 NONQUALIFIED STOCK OPTIONS FOR NON-EMPLOYEE DIRECTORS

      (a) GRANT OF NONQUALIFIED STOCK OPTIONS. All grants of nonqualified stock options to Non-Employee Directors under this Section 11 shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

            (1) The Administrator shall not have any discretion to select the Non-Employee Directors that shall be eligible for nonqualified stock options or to determine the number of shares of Common Stock to be subject to such options, the option price per share or the date of grant.

            (2) INITIAL GRANTS. Each New Director shall be granted a nonqualified stock option to purchase 5,000 shares of Common Stock on the date that the New Director first becomes elected to the Board of Directors of the Company.

                      (3)          ANNUAL GRANTS.

                    a. Each Incumbent Director shall be granted a nonqualified stock option to purchase 500 shares of Common Stock on the date of the annual meeting of the shareholders of the Company immediately following the effective date of the Plan, and on the date of each annual meeting of the shareholders thereafter, so long as the Incumbent Director continues to serve on the Board.

                    b. Each New Director shall be granted a nonqualified stock option to purchase 500 shares of Common Stock on the date of the annual meeting coincident with or immediately following the third anniversary of the date that the New Director was elected to the Board of Directors and on the date of each annual meeting thereafter, so long as the New Director continues to serve on the Board.

      (b) OPTION PRICE. The option price per share for all nonqualified stock options granted pursuant to Sections 11(a) above shall be one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the nonqualified stock option is granted.

      (c) DURATION AND EXERCISE OF OPTIONS.

            (1) DURATION OF OPTIONS. Except as otherwise provided in this Plan, the period during which any nonqualified stock option granted to Non-Employee Directors under this Section 11 may be exercised shall be seven (7) years after the date that the option is granted.

            (2)               EXERCISABILITY OF NONQUALIFIED STOCK OPTIONS.

              a. In no event shall any nonqualified stock options granted to Non-Employee Directors be exercisable prior to the date that this Plan is approved by the shareholders of the Company. If shareholder approval of the Plan is not obtained within twelve (12) months following its adoption by the Board, any nonqualified stock options previously granted to Non-Employee Directors shall be revoked.

              b. All nonqualified stock options granted to Non-Employee Directors pursuant to Section 11(a)(2) shall become exercisable to the extent of twenty-five percent (25%) of the shares subject to the nonqualified stock option on each of the four succeeding anniversaries of the date that the option is granted. If the Non-Employee Director does not purchase in any year the full number of shares which the Non-Employee Director is entitled to purchase in that year, the Non-Employee Director shall be entitled to purchase in any subsequent year such previously unpurchased shares, subject to the expiration of such nonqualified stock option as specified in Section 11(c)(1) above.

              c. All nonqualified stock options granted to Non-Employee Directors pursuant to Section 11(a)(3) shall become fully exercisable on the first anniversary of the date that the option is granted. If the Non-Employee Director does not purchase in any year the full number of shares which the Non-Employee Director is entitled to purchase in that year, the Non-Employee Director shall be entitled to purchase in any subsequent year such previously unpurchased shares, subject to the expiration of such nonqualified stock option as specified in Section 11(c)(1) above.

      (d) PAYMENT OF OPTION PRICE. Upon the exercise of any nonqualified stock option granted to a Non-Employee Director pursuant to this
          Section 11, the purchase price for such shares of Common Stock subject to such option shall be paid in cash or certified check, unless the Administrator, in its sole discretion and subject to any applicable rules or regulations it may adopt, allows such payment to be made, in whole or in part, by the transfer from the Non-Employee Director to the Company of previously acquired shares of Common Stock. Any Common Stock so transferred shall be valued at its Fair Market Value on the day immediately preceding the effective exercise of the nonqualified stock option. For purposes of this Section 11(d), "previously acquired shares of Common Stock" shall include shares of Common Stock that are already owned by the Non-Employee Director at the time of exercise.

      (e) RIGHTS AS A SHAREHOLDER. The Non-Employee Director shall have no rights as a shareholder with respect to any shares of Common Stock subject to a nonqualified stock option until the Non-Employee Director becomes the holder of record of such shares. Except as provided in Section 13, no adjustments shall be made for dividends or other cash distributions or for other rights that have a record date preceding the date the Non-Employee Director becomes the holder of record of such shares of Stock.


      (f) TERMINATION OF STATUS AS A DIRECTOR. In the event that a Non-Employee Director's membership on the Board terminates, the following provisions shall apply:

            (1) If the Non-Employee Director's membership on the Board terminates for any reason other than the Non-Employee Director's retirement, death or disability, the Non-Employee Director shall be entitled to exercise any nonqualified stock option granted to such Non-Employee Director pursuant to this Section 11 to the extent such option was exercisable as of the date of such termination for a period of three (3) months following the date of such termination unless the Option, by its terms, expires before the end of such three-month period. To the extent that the nonqualified stock option is not exercisable as of the date the Non-Employee Director's membership on the Board terminates for any reason other than retirement, death or disability, or to the extent the Non-Employee Director does not exercise such Option within the period specified in this Section 11(f)(1), all rights of the Non-Employee Director under such Option shall be forfeited.

            (2) If the Non-Employee Director's membership on the Board terminates because of disability, the Non-Employee Director shall be entitled to exercise any nonqualified stock option to the extent such option was exercisable as of the date such Non-Employee Director's membership on the Board is terminated by reason of disability for a period of twelve
                    (12) months following the date of such termination unless the option, by its terms, expires before the end of such twelve-month period. To the extent that such Option was not exercisable as of the date the Non-Employee Director's membership on the Board terminates because of disability, or if the Non-Employee Director does not exercise the nonqualified stock option within the twelve-month period specified in this Section 11(f)(2), all rights of the Non-Employee Director under the option shall be forfeited. For purposes of this Section 11(f)(2), "disability" shall mean a mental or physical condition of the Non-Employee Director, resulting from illness, injury or disease which, as determined by the Board, causes the Non-Employee director to resign from the Board and is reasonably expected to be of long and indefinite duration or result in death.

            (3) If the Non-Employee Director's membership on the Board terminates because of retirement, any nonqualified stock option granted to the Non-Employee Director pursuant to this
                    Section 11 shall become immediately exercisable to the extent of one hundred percent (100%) of the shares subject to the nonqualified stock option and shall terminate on the date such option will, by its terms, expire. To the extent the Non-Employee Director does not exercise such option within the period specified in this Section 11(f)(3), all rights of the Non-Employee Director under such option shall be forfeited. For purposes of this Section 11(f)(3) "retirement" shall mean termination of the Non-Employee Director's membership on the Board after reaching age 60 and completing a minimum of five (5) years of service on the Board.

            (4) If the Non-Employee Director dies (i) while a member of the Board, (ii) within the three (3) months following the termination of the Non-Employee Director's membership on the Board in the case of Section 11(f)(1) above, (iii) within the twelve (12) months following the termination of the Non-Employee Director's membership on the Board in the case of
                 Section 11(f)(2) above, or (iv) at any time after the Non-Employee Director's retirement from the Board in the case of Section 11(f)(3) above, any nonqualified stock option granted to such Non-Employee Director shall become immediately exercisable in full and may be exercised by the Non-Employee Director's estate or any person who acquired the right to exercise any nonqualified stock option granted to such Non-Employee Director pursuant to this Section 11 by bequest or inheritance until the date such Option expires as specified in Section 11(c)(1) above.

                                     SECTION 12.

                                  TRANSFER OF OPTION

      No incentive stock option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee's lifetime, the option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any incentive stock option granted under the Plan during the Optionee's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

      The Administrator may, in its sole discretion, permit the Optionee to transfer any or all nonqualified stock options to any member of the Optionee's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Optionee's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Optionee receives no consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

                                     SECTION 13.

                       RECAPITALIZATION, SALE, MERGER, EXCHANGE
                                    OR LIQUIDATION

      In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and the price per share thereof shall be adjusted by the Board to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

      Unless otherwise provided in the stock option agreement, in the event of an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a "transaction"), all outstanding options shall become immediately exercisable, whether or not such options had become exercisable prior to the transaction; provided, however, that if the acquiring party seeks to have the transaction accounted for on a "pooling of interests" basis and, in the opinion of the Company's independent certified public accountants, accelerating the exercisability of such options would preclude a pooling of interests under generally accepted accounting principles, the exercisability of such options shall not accelerate. In addition to the foregoing, or in the event a pooling of interests transaction precludes the acceleration of the exercisability of outstanding options, the Board may provide for one or more of the following:

      (a) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction);

      (b) that Optionees holding outstanding incentive or nonqualified options shall receive, with respect to each share of Option Stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Option Stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Optionees shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein; or

      (c) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

The Board may restrict the rights of or the applicability of this Section 13 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                                     SECTION 14.

                              SECURITIES LAW COMPLIANCE

      No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Option Stock to Optionee, the Administrator may require Optionee to
(i) represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and
(ii) represent that Optionee shall not dispose of the shares of Option Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

      As a further condition to the grant of any incentive or nonqualified stock option or the issuance of Option Stock to Optionee, Optionee agrees to the following:

      (a) In the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any incentive or nonqualified stock option granted to Optionee pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

      (b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any states securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any incentive or nonqualified stock option and the date on which such option must be exercised, provided that the Company gives Optionee prior written notice of such acceleration, and (ii) to cancel any options or portions thereof which Optionee does not exercise prior to or contemporaneously with such public offering.

      (c) In the event of a transaction (as defined in Section 13 of the Plan) which is treated as a "pooling of interests" under generally accepted accounting principles, Optionee will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Optionee is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Optionee will execute any documents necessary to ensure compliance with such rules.

      The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 14.

                                     SECTION 15.

                               RIGHTS AS A SHAREHOLDER

      An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13 of the Plan).

                                     SECTION 16.

                                AMENDMENT OF THE PLAN

      The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 13, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 13 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.

                                     SECTION 17.

                           NO OBLIGATION TO EXERCISE OPTION

      The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee in its employ for any period.

                                      EXHIBIT B

                         NONQUALIFIED STOCK OPTION AGREEMENT


     THIS AGREEMENT, made as of the ______ day of ___________, 19___, by and between Empi, Inc., a Minnesota corporation (the "Company"), and ______________ (the "Optionee");

                                      WITNESSETH

     WHEREAS, the Optionee on the date hereof is a non-employee director of the Company or a Subsidiary of the Company;

     WHEREAS, the Company's Board of Directors has adopted a stock option plan providing for the grant of nonqualified stock options known as the "Empi, Inc. 1997 Stock Option Plan" (hereinafter referred to as the "Plan");

     WHEREAS, Section 11 of the Plan provides for the automatic and non-discretionary grant of nonqualified stock options to a non-employee director of the Company (referred to under the Plan as "Outside Directors") at the time such Outside Director first becomes elected to the Board of directors of the Company and on the date of each annual meeting of the shareholders thereafter, so long as such Outside Director continues to serve on the Board of Directors;

     WHEREAS, Optionee has qualified for the grant of a nonqualified stock option in accordance with Section 11 of the Plan; and

     WHEREAS, Optionee and the Company desire to enter into this Agreement to set forth the terms of such nonqualified stock option, consistent with the requirements of Section 11 of the Plan;

     NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, the Company and the Optionee hereby agree as follows:

     1. GRANT OF OPTION. In accordance with Section 11 of the Plan, the Optionee is hereby granted, on the date of this Agreement, the option to purchase _________(____) shares of Common Stock of the Company (the "Option Stock) subject to the terms and conditions herein contained, and subject only to adjustment in such number of shares as provided in Section 13 of the Plan.

     2. OPTION PRICE. During the term of this option, the purchase price for the shares of Option Stock granted herein is $____________ per share (one hundred percent (100%) of the fair market value of a share of common stock as of the date of grant), subject only to adjustment of such price as provided in
Section 13 of the Plan.

     3. TERM OF OPTION. The term during which this option may be exercised expires at the close of business on _________________, 19___ (seven (7) years after the date of grant), unless terminated earlier under the provisions of Paragraphs 10, 11 or 12 below. If the Optionee does not purchase in any option year the full number of shares which the Optionee is entitled to purchase that year, the Optionee may purchase in any subsequent option year such previously unpurchased shares in addition to those the Optionee is otherwise entitled to purchase. If this option has been granted prior to approval of the Plan by the Company's shareholders, this option shall not be exercisable until such approval is obtained.

This option shall be exercisable on the following date for the following number of shares:

          VESTING DATE        NUMBER OF SHARES

             ______

     4. PERSONAL EXERCISE BY OPTIONEE. This option shall, during the lifetime of the Optionee, be exercisable only by said Optionee and shall not be transferable by the Optionee, in whole or in part, other than by will or by the laws of descent and distribution.

     5.   MANNER OF EXERCISE

          a. GENERAL. The Option may be exercised only by Optionee (or other proper party in the event of death or incapacity), subject to the conditions of the Plan and subject to such other administrative rules as the Administrator may deem advisable, by delivering within the option period written notice of exercise to the Company at its principal office. The notice shall state the number of shares as to which the Option is being exercised and shall be accompanied by payment in full of the option price for all shares designated in the notice. The exercise of the Option shall be deemed effective upon receipt of such notice by the Company and upon payment that complies with the terms of the Plan and this Agreement. The Option may be exercised with respect to any number or all of the shares as to which it can then be exercised and, if partially exercised, may be exercised as to the unexercised shares any number of times during the option period as provided herein.

          b. FORM OF PAYMENT. Subject to the approval of the Administrator, payment of the option price by Optionee shall be in the form of cash, personal check, certified check or previously acquired shares of Common Stock of the Company, or any combination thereof. Any stock so tendered as part of such payment shall be valued at its Fair Market Value as provided in the Plan. For purposes of this Agreement, "previously acquired shares of Common Stock" shall include shares of Common Stock that are already owned by Optionee at the time of exercise.

          c. STOCK TRANSFER RECORDS. As soon as practicable after the effective exercise of all or any part of the Option, Optionee shall be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company shall deliver to Optionee one or more duly issued stock certificates evidencing such ownership. All requisite original issue or transfer documentary stamp taxes shall be paid by the Company.

     6. RIGHTS AS A SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any shares of Common Stock covered by this option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 13 of the Plan.

     7. STOCK OPTION PLAN. The option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan is attached hereto or has been made available to the Optionee and is hereby made a part of this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan, including, without limitation, the provisions of Section 11 of the Plan. The Plan governs this option and the Optionee, and in the event of any question as to the construction of this Agreement or of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.

     8. WITHHOLDING TAXES. In order to permit the Company to receive a tax deduction in connection with the exercise of this option, the Optionee agrees that as a condition to any exercise of this option, the Optionee will also pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any federal, state, local or other taxes required by law to be withheld with respect to the option's exercise.

     9. INVESTMENT PURPOSE. The Company requires, as a condition to the grant and exercise of this option, that any stock acquired pursuant to this option be acquired for only investment if, in the opinion of counsel for the Company, such is required or deemed advisable under securities laws or any other applicable law, regulation or rule or any government or governmental agency. In this regard, if requested by the Company, the Optionee, prior to the acquisition of any shares pursuant to this option, shall execute an investment letter to the effect that the Optionee is acquiring shares pursuant to the option for investment purposes only and not with the intention of making any distribution of such shares and will not dispose of the shares in violation of the applicable federal and state securities laws.

     10. TERMINATION OF STATUS AS A DIRECTOR. If the Optionee's membership on the Board of Directors terminates for any reason (including resignation or removal), other than because of death, disability or retirement (described below), this option shall terminate on the earlier of: (i) the close of business on the three-month anniversary of the date the Optionee ceased to be a director, and (ii) this option's originally stated expiration date. In such period following such termination of Optionee's directorship, the Optionee shall be entitled to exercise the option to the extent such option was exercisable as of the date of such termination. To the extent that the option is not exercisable as of the date the Optionee's membership on the Board terminates, or to the extent the Optionee does not exercise the Option within such three month period, all rights of the Optionee under the Option shall be forfeited.

     11. DEATH OF OPTIONEE. If the Optionee dies (i) while a member of the Board, (ii) within the three (3) month period following the termination of the Optionee's membership on the Board as provided under Paragraph 10 above, or
(iii) within the twelve (12) month period following the termination of the Optionee's membership on the Board due to disability as provided under Paragraph 12 below, this option shall become immediately exercisable in full and may be exercised only by the person or persons to whom the Optionee's rights under this option shall have passed by the Optionee's will or by the laws of descent and distribution until the date such Option expires as specified in Paragraph 3 above.

     12. DISABILITY. If the Optionee's membership on the Board of Directors terminates because of disability, this option shall terminate on the earlier of:
(i) the close of business on the twelve-month anniversary of the date the Optionee ceased to be a director due to disability, and (ii) this option's originally stated expiration date. In such period following such termination of Optionee's directorship due to disability, the Optionee shall be entitled to exercise the option to the extent such option was exercisable as of the date of such termination. To the extent that the option is not exercisable as of the date the Optionee's membership on the Board terminates due to disability, or to the extent the Optionee does not exercise the Option within such twelve month period, all rights of the Optionee under the Option shall be forfeited. For purposes of this Paragraph 12, "disability" shall mean a mental or physical condition of the Optionee, resulting from illness, injury or disease which, as determined by the Board, causes the Optionee to resign from the Board and is reasonably expected to be of long and indefinite duration or result in death.

     13. RETIREMENT. If the Optionee's membership on the Board terminates because of retirement, this Option shall immediately become exercisable to the extent of 100% of the aggregate number of shares specified in Paragraph 1 above and shall terminate on the expiration date of this Option stated in Paragraph 3 above. If Optionee does not exercise the Option within the time specified in this Paragraph 13, all rights of Optionee under this Option shall be forfeited. For purposes of this Paragraph 13, "retirement" shall mean termination of employment with the Company of Subsidiary after reaching age sixty (60) and completing a minimum of five (5) years of service with the Company or Subsidiary.

     14. RECAPITALIZATIONS, SALES, MERGERS, EXCHANGES, CONSOLIDATIONS, LIQUIDATION. In the event of a stock dividend or stock split, the number of shares of Option Stock and option exercise price shall be adjusted as provided in Section 13 of the Plan. Similarly, in the event of a sale, merger, exchange, consolidation or liquidation of the Company, this option shall be adjusted as provided in Section 13 of the Plan.

     15. SCOPE OF AGREEMENT. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and the Optionee and any successor or successors of the Optionee permitted by Paragraph 4 above.

     16.  MISCELLANEOUS.

          a. LOCKUP PERIOD LIMITATION. Optionee agrees that in the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee hereby agrees that for a period not to exceed 180 days from the prospectus, Optionee will not sell or contract to sell or grant an option to buy or otherwise dispose of this option or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

          b. BLUE SKY LIMITATION. Notwithstanding anything in this Agreement to the contrary, in the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of this Option and the date on which this Option must be exercised, provided that the Company gives Optionee 15 days' prior written notice of such acceleration, and (ii) to cancel any portion of this Option or any other option granted to Optionee pursuant to the Plan which is not exercised prior to or contemporaneously with such public offering. Notice shall be deemed given when delivered personally or when deposited in the United States mail, first class postage prepaid and addressed to Optionee at the address of Optionee on file with the Company.

          c. STOCK LEGEND. The Administrator may require that the certificates for any shares of Common Stock purchased by Optionee (or, in the case of death, Optionee's successors) shall bear an appropriate legend to reflect the restrictions of Paragraph 16(a) and 16(b) of this Agreement.

          d. ARBITRATION. Any dispute arising out of or relating to this Agreement or the alleged breach of it, or the making of this Agreement, including claims of fraud in the inducement, shall be discussed between the disputing parties in a good faith effort to arrive at a mutual settlement of any such controversy. If, notwithstanding, such dispute cannot be resolved, such dispute shall be settled by binding arbitration. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be a retired state or federal judge or any attorney who has practiced securities or business litigation for at least 10 years. If the parties cannot agree on an arbitrator within 20 days, any party may request that the chief judge of the District Court for Ramsey County, Minnesota, select an arbitrator. Arbitration will be conducted pursuant to the provisions of this Agreement, and the commercial arbitration rules of the American Arbitration Association, unless such rules are inconsistent with the provisions of this Agreement. Limited civil discovery shall be permitted for the production of documents and taking of depositions. Unresolved discovery disputes may be brought to the attention of the arbitrator who may dispose of such dispute. The arbitrator shall have the authority to award any remedy or relief that a court of this state could order or grant; provided, however, that punitive or exemplary damages shall not be awarded. The arbitrator may award to the prevailing part, if any, as determined by the arbitrator, all of its costs and fees, including the arbitrator's fees, administrative fees, travel expenses, out-of-pocket expenses and reasonable attorneys' fees. Unless otherwise agreed by the parties, the place of any arbitration proceedings shall be Ramsey County, Minnesota.

                                      EXHIBIT C


                         NONQUALIFIED STOCK OPTION AGREEMENT
THIS AGREEMENT, made effective as of this ______ day of ______________, 19___, by and between Empi, Inc., a Minnesota corporation (the "Company"), and _________________________ ("Optionee").


                                 W I T N E S S E T H:

     WHEREAS, Optionee on the date hereof is a key employee, officer, consultant, nonemployee director or advisor of the Company or one of its Subsidiaries; and

     WHEREAS, the Company wishes to grant a nonqualified stock option to Optionee to purchase shares of the Company's Common Stock pursuant to the Company's 1997 Stock Option Plan (the "Plan"); and

     WHEREAS, the Administrator has authorized the grant of a nonqualified stock option to Optionee and has determined that, as of the effective date of this Agreement, the fair market value of the Company's Common Stock is $________ per share;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

     1. GRANT OF OPTION. The Company hereby grants to Optionee on the date set forth above (the "Date of Grant"), the right and option (the "Option") to purchase all or portions of an aggregate of _______________________________ ( ) shares of Common Stock at a per share price of $_____________ on the terms and conditions set forth herein, and subject to adjustment pursuant to Section 13 of the Plan. This Option is a nonqualified stock option and will not be treated as an incentive stock option, as defined under Section 422, or any successor provision, of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder.

     2.   DURATION AND EXERCISABILITY.

          a. The term during which this Option may be exercised shall terminate on __________________________, ________, except as otherwise provided in Paragraphs 2(b) through 2(e) below. This Option shall become exercisable according to the following schedule:

                                             Percentage/Number
               Vesting Date                       of Shares
               ------------                  --------------

Once the Option becomes exercisable to the extent of one hundred percent (100%) of the aggregate number of shares specified in Paragraph 1, Optionee may continue to exercise this Option under the terms and conditions of this Agreement until the termination of the Option as provided herein. If Optionee does not purchase upon an exercise of this Option the full number of shares which Optionee is then entitled to purchase, Optionee may purchase upon any subsequent exercise prior to this Option's termination such previously unpurchased shares in addition to those Optionee is otherwise entitled to purchase.

          b. TERMINATION OF RELATIONSHIP (OTHER THAN CHANGE OF CONTROL, DEATH OR RETIREMENT). If Optionee ceases to be an employee, consultant, nonemployee director or an advisor of the Company or any Subsidiary for any reason other than because of a "change of control transaction" as described in Paragraph 2(c) or because of retirement or death, this Option shall completely terminate on the earlier of (i) the close of business on the one-month anniversary date of the termination of all such relationships, and (ii) the expiration date of this Option stated in Paragraph 2(a) above. In such period following such termination, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding the date on which all of Optionee's relationships with the Company or Subsidiary have terminated, but had not previously been exercised. To the extent this Option was not exercisable upon the termination of such relationship, or if Optionee does not exercise the Option within the time specified in this Paragraph 2(b), all rights of Optionee under this Option shall be forfeited.

          c. CHANGE OF CONTROL. If Optionee ceases to be an employee, consultant, nonemployee director or advisor of the Company or any Subsidiary because of a "change of control transaction," this Option shall completely terminate on the earlier of (i) the close of business on the one-month anniversary date of the termination of all such relationships, and (ii) the expiration date of this Option stated in Paragraph 2 above; provided, however, that if such transaction is treated as a "pooling of interests" under generally accepted accounting principles, and Optionee is an "affiliate" of the Company or Subsidiary under applicable legal and accounting principles, this Option shall completely terminate on the later of (A) the close of business on the one-month anniversary date of such termination of employment or (B) the close of business on the date that is sixty (60) days after the date on which affiliates are no longer restricted from selling, transferring or otherwise disposing of the shares of stock received in the change of control transaction. In such period following such termination, this Option shall be fully exercisable unless the acceleration of the exercisability of this Option has been prevented as provided in Section 13 of the Plan, in which case this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding the date on which all of Optionee's relationships with the Company or Subsidiary have terminated, but had not previously been exercised. To the extent this Option was not exercisable upon such termination of such relationships, or if Optionee does not exercise the Option within the time specified in this Paragraph 2(c), all rights of Optionee under this Option shall be forfeited.

               For purposes of this Paragraph 2(c), a "change of control transaction" means an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company.

          d. DEATH. In the event of Optionee's death, this Option shall terminate on the earlier of (i) the close of business on the six-month anniversary date of the date of Optionee's death, and (ii) the expiration date of this Option stated in Paragraph 2(a) above. In such period following Optionee's death, this Option may be exercised by the person or persons to whom Optionee's rights under this Option shall have passed by Optionee's will or by the laws of descent and distribution only to the extent the Option was exercisable on the vesting date immediately preceding the date of Optionee's death. If such person or persons fail to exercise this Option within the time specified in this Paragraph 2(d), all rights under this Option shall be forfeited.

          e. RETIREMENT. If Optionee's employment with the Company or any Subsidiary terminates because of retirement, this Option shall immediately become exercisable to the extent of 100% of the aggregate number of shares specified in Paragraph 1 above and shall terminate on the expiration date of this Option stated in Paragraph 2(a) above. If Optionee does not exercise the Option within the time specified in this Paragraph 2(e) all rights of Optionee under this Option shall be forfeited. For purposes of this Paragraph 2(e) "retirement" shall mean termination of employment with the Company or Subsidiary after reaching age fifty-five (55) and completing a minimum of ten (10) years of service with the Company or Subsidiary.

               Notwithstanding the foregoing, if, during the period that this Option remains exercisable, Optionee directly or indirectly, engages in (whether as an employee, consultant, proprietor, partner, director or otherwise), has any ownership interest in, or participates in the financing, operation, management or control of any firm, corporation or business that engages in or intends to engage in business that is in direct competition with the Company's principal business as defined and discussed in the documents filed by the Company with the Securities Exchange Commission (collectively referred to as "competitive activity"), this Option shall immediately terminate on the date on which Optionee first engages in such competitive activity or, if earlier, on the expiration date of this Option stated in Paragraph 2(a) above, and all rights of Optionee under this Option shall be immediately forfeited.

     3.    MANNER OF EXERCISE.

          a. GENERAL. The Option may be exercised only by Optionee (or other proper party in the event of death or incapacity), subject to the conditions of the Plan and subject to such other administrative rules as the Administrator may deem advisable, by delivering within the option period written notice of exercise to the Company at its principal office. The notice shall state the number of shares as to which the Option is being exercised and shall be accompanied by payment in full of the option price for all shares designated in the notice. The exercise of the Option shall be deemed effective upon receipt of such notice by the Company and upon payment that complies with the terms of the Plan and this Agreement. The Option may be exercised with respect to any number or all of the shares as to which it can then be exercised and, if partially exercised, may be exercised as to the unexercised shares any number of times during the option period as provided herein.

          b. FORM OF PAYMENT. Subject to the approval of the Administrator, payment of the option price by Optionee shall be in the form of cash, personal check, certified check or previously acquired shares of Common Stock of the Company, or any combination thereof. Any stock so tendered as part of such payment shall be valued at its Fair Market Value as provided in the Plan. For purposes of this Agreement, "previously acquired shares of Common Stock" shall include shares of Common Stock that are already owned by Optionee at the time of exercise.

          c. STOCK TRANSFER RECORDS. As soon as practicable after the effective exercise of all or any part of the Option, Optionee shall be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company shall deliver to Optionee one or more duly issued stock certificates evidencing such ownership. All requisite original issue or transfer documentary stamp taxes shall be paid by the Company.

     4.   MISCELLANEOUS.

          a. RIGHTS AS SHAREHOLDER. This Agreement shall not confer on Optionee any right with respect to the continuance of any relationship with the Company or any of its Subsidiaries, nor will it interfere in any way with the right of the Company to terminate any such relationship. Optionee shall have no rights as a shareholder with respect to shares subject to this Option until such shares have been issued to Optionee upon exercise of this Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in
Section 13 of the Plan.

          b. SECURITIES LAW COMPLIANCE. The exercise of all or any parts of this Option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws. Optionee may be required by the Company, as a condition of the effectiveness of any exercise of this Option, to agree in writing that all Common Stock to be acquired pursuant to such exercise shall be held, until such time that such Common Stock is registered and freely tradable under applicable state and federal securities laws, for Optionee's own account without a view to any further distribution thereof and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.

          c. MERGERS, RECAPITALIZATIONS, STOCK SPLITS, ETC. Pursuant and subject to Section 13 of the Plan, certain changes in the number or character of the Common Stock of the Company (through sale, merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in Optionee's rights with respect to any unexercised portion of the Option (i.e., Optionee shall have such "anti-dilution" rights under the Option with respect to such events, but shall not have "preemptive" rights).

          d. SHARES RESERVED. The Company shall at all times during the option period reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

          e. WITHHOLDING TAXES. In order to permit the Company to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, income or other taxes are withheld from any amounts payable by the Company to Optionee. If the Company is unable to withhold such federal and state taxes, for whatever reason, Optionee hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law. Optionee may, subject to the approval and discretion of the Administrator or such administrative rules it may deem advisable, elect to have all or a portion of such tax withholding obligations satisfied by delivering shares of the Company's Common Stock having a fair market value equal to such obligations.

          f. NONTRANSFERABILITY. During the lifetime of Optionee, the accrued Option shall be exercisable only by Optionee or by the Optionee's guardian or other legal representative, and shall not be assignable or transferable by Optionee, in whole or in part, other than by will or by the laws of descent and distribution.

          g. 1997 STOCK OPTION PLAN. The Option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan has been made available to Optionee and is hereby incorporated into this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this Option and, in the event of any questions as to the construction of this Agreement or in the event of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.

          h. LOCKUP PERIOD LIMITATION. Optionee agrees that in the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee hereby agrees that for a period not to exceed 180 days from the prospectus, Optionee will not sell or contract to sell or grant an option to buy or otherwise dispose of this option or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

          i. BLUE SKY LIMITATION. Notwithstanding anything in this Agreement to the contrary, in the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of this Option and the date on which this Option must be exercised, provided that the Company gives Optionee 15 days' prior written notice of such acceleration, and (ii) to cancel any portion of this Option or any other option granted to Optionee pursuant to the Plan which is not exercised prior to or contemporaneously with such public offering. Notice shall be deemed given when delivered personally or when deposited in the United States mail, first class postage prepaid and addressed to Optionee at the address of Optionee on file with the Company.

          j. ACCOUNTING COMPLIANCE. Optionee agrees that, in the event a "change of control transaction" (as defined in Paragraph 2(c) above) is treated as a "pooling of interests" under generally accepted accounting principles and Optionee is an "affiliate" of the Company or any Subsidiary (as defined in applicable legal and accounting principles) at the time of such change of control transaction, Optionee will comply with all requirements of Rule 145 of the Securities Act of 1933, as amended, and the requirements of such other legal or accounting principles, and will execute any documents necessary to ensure such compliance.

          k. STOCK LEGEND. The Administrator may require that the certificates for any shares of Common Stock purchased by Optionee (or, in the case of death, Optionee's successors) shall bear an appropriate legend to reflect the restrictions of Paragraph 4(b), 4(h), 4(i) and 4(j) of this Agreement.

          l. SCOPE OF AGREEMENT. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and Optionee and any successor or successors of Optionee permitted by Paragraph 2 or Paragraph 4(f) above.

          m. ARBITRATION. Any dispute arising out of or relating to this Agreement or the alleged breach of it, or the making of this Agreement, including claims of fraud in the inducement, shall be discussed between the disputing parties in a good faith effort to arrive at a mutual settlement of any such controversy. If, notwithstanding, such dispute cannot be resolved, such dispute shall be settled by binding arbitration. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be a retired state or federal judge or an attorney who has practiced securities or business litigation for at least 10 years. If the parties cannot agree on an arbitrator within 20 days, any party may request that the chief judge of the District Court for Ramsey County, Minnesota, select an arbitrator. Arbitration will be conducted pursuant to the provisions of this Agreement, and the commercial arbitration rules of the American Arbitration Association, unless such rules are inconsistent with the provisions of this Agreement. Limited civil discovery shall be permitted for the production of documents and taking of depositions. Unresolved discovery disputes may be brought to the attention of the arbitrator who may dispose of such dispute. The arbitrator shall have the authority to award any remedy or relief that a court of this state could order or grant; provided, however, that punitive or exemplary damages shall not be awarded. The arbitrator may award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees, including the arbitrator's fees, administrative fees, travel expenses, out-of-pocket expenses and reasonable attorneys' fees. Unless otherwise agreed by the parties, the place of any arbitration proceedings shall be Ramsey County, Minnesota.

                                      EXHIBIT D

                           INCENTIVE STOCK OPTION AGREEMENT


     THIS AGREEMENT, MADE EFFECTIVE AS OF THIS ____ day of _____________, 19____, by and between Empi, Inc., a Minnesota corporation (the "Company"), and ___________________ ("Optionee").

                                 W I T N E S S E T H:

     WHEREAS, Optionee on the date hereof is a key employee or officer of the Company or one of its Subsidiaries; and

     WHEREAS, the Company wishes to grant an incentive stock option to Optionee to purchase shares of the Company's Common Stock pursuant to the Company's 1997 Stock Option Plan (the "Plan"); and

     WHEREAS, the Administrator of the Plan has authorized the grant of an incentive stock option to Optionee and has determined that, as of the effective date of this Agreement, the fair market value of the Company's Common Stock is $_____ per share;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

     1. GRANT OF OPTION. The Company hereby grants to Optionee on the date set forth above (the "Date of Grant"), the right and option (the "Option") to purchase all or portions of an aggregate of ________________________________ (____) shares of Common Stock at a per share price of $________ on the terms and conditions set forth herein, and subject to adjustment pursuant to Section 13 of the Plan. Except as otherwise provided in Paragraphs 2(b) and 2(c), this Option is intended to be an incentive stock option within the meaning of Section 422, or any successor provision, of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder.

     2.   DURATION AND EXERCISABILITY.

          a. The term during which this Option may be exercised shall terminate on _____________________, ________, except as otherwise provided in Paragraphs 2(b) through 2(e) below. This Option shall become exercisable according to the following schedule:

                                   Percentage/Number
          Vesting Date                  of Shares
          ---------------          --------------



Once the Option becomes exercisable to the extent of one hundred percent (100%) of the aggregate number of shares specified in Paragraph 1, Optionee may continue to exercise this Option under the terms and conditions of this Agreement until the termination of the Option as provided herein. If Optionee does not purchase upon an exercise of this Option the full number of shares which Optionee is then entitled to purchase, Optionee may purchase upon any subsequent exercise prior to this Option's termination such previously unpurchased shares in addition to those Optionee is otherwise entitled to purchase.

          b. TERMINATION OF EMPLOYMENT (OTHER THAN CHANGE OF CONTROL, RETIREMENT OR DEATH). If Optionee's employment with the Company or any Subsidiary is terminated for any reason other than because of a "change of control transaction" as described in Paragraph 2(c) or because of retirement or death, this Option shall completely terminate on the earlier of (i) the close of business on the one-month anniversary date of such termination of employment, and (ii) the expiration date of this Option stated in Paragraph 2 above.

               Notwithstanding the foregoing, if, upon such termination of employment, Optionee continues to serve as a consultant, advisor or nonemployee director of the Company or Subsidiary, this Option shall terminate on the earlier of (i) the close of business on the one-month anniversary date of the termination of all of Optionee's relationships with the Company or Subsidiary, and (ii) the expiration date of this Option stated in Paragraph

2(a) above, and the Option shall not, upon Optionee's termination of employment, be treated as an incentive stock option within the meaning of Code Section 422.]

               In such period following the termination of Optionee's employment, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding such termination of employment, but had not previously been exercised. To the extent this Option was not exercisable upon such termination of employment, or if Optionee does not exercise the Option within the time specified in this Paragraph 2(b), all rights of Optionee under this Option shall be forfeited.

          c. CHANGE OF CONTROL. If Optionee's employment with the Company or any Subsidiary is terminated because of a "change of control transaction," this Option shall completely terminate on the earlier of (i) the close of business on the one-month anniversary date of such termination of employment, and (ii) the expiration date of this Option stated in Paragraph 2 above; provided, however, that if (x) such transaction is treated as a "pooling of interests" under generally accepted accounting principles, and (y) Optionee is an "affiliate" of the Company or Subsidiary under applicable legal and accounting principles, this Option shall completely terminate on the later of (A) the close of business on the one-month anniversary date of such termination of employment or (B) the close of business on the date that is sixty (60) days after the date on which affiliates are no longer restricted from selling, transferring or otherwise disposing of the shares of stock received in the change of control transaction.

               Notwithstanding the foregoing, if, upon such termination of employment, Optionee continues to serve as a consultant, advisor or nonemployee director of the Company or Subsidiary, this Option shall terminate on the later of (X) the close of business on the ONE-month anniversary date of the termination of all of Optionee's relationships with the Company or Subsidiary and (Y) the close of business on the date that is sixty (60) days after the date on which affiliates are no longer restricted from selling, transferring or otherwise disposing of the shares of stock received in the change of control transaction. In addition, this Option shall not, upon Optionee's termination of employment, be treated as an incentive stock option within the meaning of Code
Section 422.

               In such period following the termination of Optionee's employment, this Option shall be fully exercisable unless the acceleration of the exercisability of this Option has been prevented as provided in Section 13 of the Plan, in which case this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding such termination of employment, but had not previously been exercised. To the extent this Option was not exercisable upon such termination of employment, or if Optionee does not exercise the Option within the time specified in this Paragraph 2(c), all rights of Optionee under this Option shall be forfeited.

               For purposes of this Paragraph 2(c), a "change of control transaction" means an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off) or liquidation of the Company.

          d. DEATH. In the event of Optionee's death, this Option shall terminate on the earlier of (i) the close of business on the six-month anniversary date of the date of Optionee's death, and (ii) the expiration date of this Option stated in Paragraph 2(a) above. In such period following Optionee's death, this Option shall be exercisable by the person or persons to whom Optionee's rights under this Option shall have passed by Optionee's will or by the laws of descent and distribution only to the extent the Option was exercisable on the vesting date immediately preceding the date of Optionee's death. If such person or persons do not exercise this Option within the time specified in this Paragraph 2(d), all rights under this Option shall be forfeited.

          e. RETIREMENT. If Optionee's employment with the Company or any Subsidiary terminates because of retirement, this Option shall immediately become exercisable to the extent of 100% of the aggregate number of shares specified in Paragraph 1 above and shall terminate on the expiration date of this Option stated in Paragraph 2(a) above; provided, however, that if Optionee exercises this Option on a date that is after the three-month anniversary of Optionee's retirement, this Option shall not be treated as an incentive stock option within the meaning of Code Section 422. If Optionee does not exercise the Option within the time specified in this Paragraph 2(e), all rights of Optionee under this Option shall be forfeited. For purposes of this Paragraph 2(e), "retirement" shall mean termination of employment with the Company or Subsidiary after reaching age fifty-five (55) and completing a minimum of ten
(10) years of service with the Company or Subsidiary.

               Notwithstanding the foregoing, if, during the period that this Option remains exercisable, Optionee directly or indirectly, engages in (whether as an employee, consultant, proprietor, partner, director or otherwise), has any ownership interest in, or participates in the financing, operation, management or control of any firm, corporation or business that engages in or intends to engage in business that is in direct competition with the Company's principal business as defined and discussed in the documents filed by the Company with the Securities Exchange Commission (collectively referred to as "competitive activity"), this Option shall immediately terminate on the date on which Optionee first engages in such competitive activity or, if earlier, on the expiration date of this Option stated in Paragraph 2(a) above, and all rights of Optionee under this Option shall be immediately forfeited.

     3.   MANNER OF EXERCISE.

          a. GENERAL. The Option may be exercised only by Optionee (or other proper party in the event of death or incapacity), subject to the conditions of the Plan and subject to such other administrative rules as the Administrator may deem advisable, by delivering within the Option Period written notice of exercise to the Company at its principal office. The notice shall state the number of shares as to which the Option is being exercised and shall be accompanied by payment in full of the Option price for all shares designated in the notice. The exercise of the Option shall be deemed effective upon receipt of such notice by the Company and upon payment that complies with the terms of the Plan and this Agreement. The Option may be exercised with respect to any number or all of the shares as to which it can then be exercised and, if partially exercised, may be so exercised as to the unexercised shares any number of times during the Option period as provided herein.

          b. FORM OF PAYMENT. Subject to approval by the Administrator, payment of the Option price by Optionee shall be in the form of cash, personal check, certified check or previously acquired shares of Common Stock of the Company, or any combination thereof. Any stock so tendered as part of such payment shall be valued at its Fair Market Value as provided in the Plan. For purposes of this Agreement, "previously acquired shares of Common Stock" shall include shares of Common Stock that are already owned by Optionee at the time of exercise.

          c. STOCK TRANSFER RECORDS. As soon as practicable after the effective exercise of all or any part of the Option, Optionee shall be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company shall deliver to Optionee one or more duly issued stock certificates evidencing such ownership. All requisite original issue or transfer documentary stamp taxes shall be paid by the Company.

     4.   MISCELLANEOUS.

          a. EMPLOYMENT; RIGHTS AS SHAREHOLDER. This Agreement shall not confer on Optionee any right with respect to continuance of employment by the Company or any of its Subsidiaries, nor will it interfere in any way with the right of the Company to terminate such employment. Optionee shall have no rights as a shareholder with respect to shares subject to this Option until such shares have been issued to Optionee upon exercise of this Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in
Section 13 of the Plan.

          b. SECURITIES LAW COMPLIANCE. The exercise of all or any parts of this Option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws. Optionee may be required by the Company, as a condition of the effectiveness of any exercise of this Option, to agree in writing that all Common Stock to be acquired pursuant to such exercise shall be held, until such time that such Common Stock is registered and freely tradable under applicable state and federal securities laws, for Optionee's own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.

          c. MERGERS, RECAPITALIZATIONS, STOCK SPLITS, ETC. Pursuant and subject to Section 13 of the Plan, certain changes in the number or character of the Common Stock of the Company (through sale, merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in Optionee's rights with respect to any unexercised portion of the Option (I.E., Optionee shall have such "anti-dilution" rights under the Option with respect to such events, but shall not have "preemptive" rights).

          d. SHARES RESERVED. The Company shall at all times during the option period reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

          e. WITHHOLDING TAXES ON DISQUALIFYING DISPOSITION. In the event of a disqualifying disposition of the shares acquired through the exercise of this Option, Optionee hereby agrees to inform the Company of such disposition. Upon notice of a disqualifying disposition, the Company may take such action as it deems appropriate to insure that, if necessary to comply with all applicable federal or state income tax laws or regulations, all applicable federal and state payroll, income or other taxes are withheld from any amounts payable by the Company to Optionee. If the Company is unable to withhold such federal and state taxes, for whatever reason, Optionee hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law. Optionee may, subject to the approval and discretion of the Administrator or such administrative rules it may deem advisable, elect to have all or a portion of such tax withholding obligations satisfied by delivering shares of the Company's Common Stock having a fair market value equal to such obligations.

          f. NONTRANSFERABILITY. During the lifetime of Optionee, the accrued Option shall be exercisable only by Optionee or by the Optionee's guardian or other legal representative, and shall not be assignable or transferable by Optionee, in whole or in part, other than by will or by the laws of descent and distribution.

          g. 1997 STOCK OPTION PLAN. The Option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan has been made available to Optionee and is hereby incorporated into this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this Option and, in the event of any questions as to the construction of this Agreement or in the event of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.

          h. LOCKUP PERIOD LIMITATION. Optionee agrees that in the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee hereby agrees that for a period not to exceed 180 days from the prospectus, Optionee will not sell or contract to sell or grant an option to buy or otherwise dispose of this option or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

          i. BLUE SKY LIMITATION. Notwithstanding anything in this Agreement to the contrary, in the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of this Option and the date on which this Option must be exercised, provided that the Company gives Optionee 15 days' prior written notice of such acceleration, and (ii) to cancel any portion of this Option or any other option granted to Optionee pursuant to the Plan which is not exercised prior to or contemporaneously with such public offering. Notice shall be deemed given when delivered personally or when deposited in the United States mail, first class postage prepaid and addressed to Optionee at the address of Optionee on file with the Company.

          j. ACCOUNTING COMPLIANCE. Optionee agrees that, in the event a "change of control transaction" (as defined in Paragraph 4(g) above) is treated as a "pooling of interests" under generally accepted accounting principles and Optionee is an "affiliate" of the Company or any Subsidiary (as defined in applicable legal and accounting principles) at the time of such change of control transaction, Optionee will comply with all requirements of Rule 145 of the Securities Act of 1933, as amended, and the requirements of such other legal or accounting principles, and will execute any documents necessary to ensure such compliance.

          k. STOCK LEGEND. The Administrator may require that the certificates for any shares of Common Stock purchased by Optionee (or, in the case of death, Optionee's successors) bear an appropriate legend to reflect the restrictions of Paragraphs 4(b), 4(h), 4(i) and 4(j) of this Agreement.

          l. SCOPE OF AGREEMENT. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and Optionee and any successor or successors of Optionee permitted by Paragraph 2 or Paragraph 4(f) above.

          m. ARBITRATION. Any dispute arising out of or relating to this Agreement or the alleged breach of it, or the making of this Agreement, including claims of fraud in the inducement, shall be discussed between the disputing parties in a good faith effort to arrive at a mutual settlement of any such controversy. If, notwithstanding, such dispute cannot be resolved, such dispute shall be settled by binding arbitration. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be a retired state or federal judge or an attorney who has practiced securities or business litigation for at least 10 years. If the parties cannot agree on an arbitrator within 20 days, any party may request that the chief judge of the District Court for Ramsey County, Minnesota, select an arbitrator. Arbitration will be conducted pursuant to the provisions of this

Agreement, and the commercial arbitration rules of the American Arbitration Association, unless such rules are inconsistent with the provisions of this Agreement. Limited civil discovery shall be permitted for the production of documents and taking of depositions. Unresolved discovery disputes may be brought to the attention of the arbitrator who may dispose of such dispute. The arbitrator shall have the authority to award any remedy or relief that a court of this state could order or grant; provided, however, that punitive or exemplary damages shall not be awarded. The arbitrator may award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees, including the arbitrator's fees, administrative fees, travel expenses, out-of-pocket expenses and reasonable attorneys' fees. Unless otherwise agreed by the parties, the place of any arbitration proceedings shall be Ramsey County, Minnesota.